SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Investment Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

IMPORTANT

SHAREHOLDER UPDATE

Fidelity Advisor International Small Cap Fund*

A Fund of Fidelity Investment Trust

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on an important proposal that affects the fund and your investment in it. This information describes the proposal and asks for your vote on this important issue.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. Until we receive a sufficient number of votes, the Special Meeting of Shareholders scheduled for March 18, 2014 cannot be held. If you do not plan to cast your vote at the meeting on March 18, 2014, please indicate your vote on the enclosed proxy card(s). Shareholders who hold the fund in more than one account will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone
Please call the toll-free number printed on the enclosed proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit the web site indicated on the enclosed proxy card(s) and follow the on-line instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the enclosed postage-paid envelope.

PLEASE VOTE YOUR PROXY NOW

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone on behalf of the fund and classes. The fund may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify certain personal information for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-877-208-0098. We appreciate your immediate attention. Thank you.

* Fidelity Advisor International Small Cap Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Small Cap Fund.

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on a change to the Fidelity International Small Cap Fund's (retail and Advisor share classes) performance benchmark, from the MSCI EAFE Small Cap Index, which measures the performance of small cap stocks in developed markets, excluding the U.S. and Canada, to the MSCI All Country World (ACWI) ex U.S. Small Cap Index, which measures the performance of non-U.S. developed markets, including Canada, and emerging markets.

Has the fund's Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

Why are you proposing to change the benchmark?

We believe that shareholders will benefit from the fund having greater flexibility to take advantage of compelling investment opportunities within emerging markets and Canada, and that full exposure to non-U.S. small cap securities will make the fund potentially more appealing to investors seeking wider, non-U.S. small cap investment mandates.

Are there any changes to the fund's investment policies?

No. Fidelity Management & Research Co. (FMR), the fund's manager, is not proposing any changes to the fund's investment policies.

If there are no policy changes, why bother changing the benchmark?

Changing the fund's benchmark to the MSCI ACWI ex U.S. Small Cap Index, which includes Canada and emerging markets, will facilitate taking advantage of investment opportunities in small cap securities of Canadian and emerging markets companies. The wider mandate will be able to fully leverage the investment ideas emanating from Fidelity's global research team. As investors increasingly seek non-U.S. small cap investment strategies, we believe that full exposure to non-U.S. small cap securities will better position the fund to attract investors seeking wider, non-U.S. small cap investment mandates.

How are the benchmarks different?

The MSCI EAFE Small Cap Index (the Current Index), represents the performance of non-U.S. small cap issuers across 21 developed market countries and excludes Canada. The MSCI ACWI ex U.S. Small Cap Index (the Proposed Index) represents the performance of non-U.S. small cap issuers across 22 developed market countries, including Canada, and 22 emerging market countries.

Will this change make the fund's management fee higher or lower?

Because the change will be implemented prospectively, the future impact on management fees will depend on the fund's future performance relative to the proposed index.

When will the new performance adjustment index be fully implemented?

Comparisons to the proposed index would not be fully implemented until 36 months after shareholder approval. During this transition period, the fund's returns will be compared to a 36 month blended index return that reflects the performance of the old index, the MSCI EAFE Small Cap Index, for the portion of the performance period prior to the adoption of the new benchmark and the performance of MSCI ACWI ex U.S. Small Cap Index for the remainder of the period.

What is a performance adjustment and how does it affect the management fee?

Performance adjustments apply to many of Fidelity's equity funds' management fee. The adjustment depends on whether, and to what extent, a fund's performance over the most recent 36-month period exceeds, or is exceeded by, the record of its benchmark index over the same period. Thus, the adjustment ties fees to performance so that when a fund's performance beats its index's performance, the fund pays a higher management fee, and when a fund's performance trails its index's performance, the fund's management fee is reduced. We believe this makes sense for shareholders because it more closely aligns our economic interests with theirs.

Will increasing the fund's holdings in emerging markets increase the fund's volatility?

There is always the potential for volatility when investing in emerging markets, but we believe fund shareholders will benefit from the increased investment and diversification opportunities that will be available as a result of the change.

Who needs to approve the proposal? Do shareholders have to vote on the proposal?

The Board has approved submitting a proposal to shareholders to change the performance adjustment benchmark for the fund. The fund's shareholders will need to approve the change before it can take effect.

When would the benchmark change take effect?

If approved, we anticipate that the benchmark change will take effect on the first day of the month following the shareholder meeting, which is currently expected to occur March 18, 2014.

What if shareholders do not approve the change to the fund's performance adjustment index?

If shareholders do not approve the change, Fidelity will continue to manage the fund against the MSCI EAFE Small Cap Index.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F.King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your shareholder meeting (March 18, 2014), the meeting may be adjourned to permit further solicitation of proxy votes.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and nine "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is January 21, 2014.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

IMPORTANT

SHAREHOLDER UPDATE

Fidelity International Small Cap Fund

A Fund of Fidelity Investment Trust

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on an important proposal that affects the fund and your investment in it. This information describes the proposal and asks for your vote on this important issue.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. Until we receive a sufficient number of votes, the Special Meeting of Shareholders scheduled for March 18, 2014 cannot be held. If you do not plan to cast your vote at the meeting on March 18, 2014, please indicate your vote on the enclosed proxy card(s). Shareholders who hold the fund in more than one account will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone
Please call the toll-free number printed on the enclosed proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit the web site indicated on the enclosed proxy card(s) and follow the on-line instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the enclosed postage-paid envelope.

PLEASE VOTE YOUR PROXY NOW

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone on behalf of the fund. The fund may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify certain personal information for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-544-8544. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on a change to the Fidelity International Small Cap Fund's (retail and Advisor share classes) performance benchmark, from the MSCI EAFE Small Cap Index, which measures the performance of small cap stocks in developed markets, excluding the U.S. and Canada, to the MSCI All Country World (ACWI) ex U.S. Small Cap Index, which measures the performance of non-U.S. developed markets, including Canada, and emerging markets.

Has the fund's Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

Why are you proposing to change the benchmark?

We believe that shareholders will benefit from the fund having greater flexibility to take advantage of compelling investment opportunities within emerging markets and Canada, and that full exposure to non-U.S. small cap securities will make the fund potentially more appealing to investors seeking wider, non-U.S. small cap investment mandates.

Are there any changes to the fund's investment policies?

No. Fidelity Management & Research Co. (FMR), the fund's manager, is not proposing any changes to the fund's investment policies.

If there are no policy changes, why bother changing the benchmark?

Changing the fund's benchmark to the MSCI ACWI ex U.S. Small Cap Index, which includes Canada and emerging markets, will facilitate taking advantage of investment opportunities in small cap securities of Canadian and emerging markets companies. The wider mandate will be able to fully leverage the investment ideas emanating from Fidelity's global research team. As investors increasingly seek non-U.S. small cap investment strategies, we believe that full exposure to non-U.S. small cap securities will better position the fund to attract investors seeking wider, non-U.S. small cap investment mandates.

How are the benchmarks different?

The MSCI EAFE Small Cap Index (the Current Index), represents the performance of non-U.S. small cap issuers across 21 developed market countries and excludes Canada. The MSCI ACWI ex U.S. Small Cap Index (the Proposed Index) represents the performance of non-U.S. small cap issuers across 22 developed market countries, including Canada, and 22 emerging market countries.

Will this change make the fund's management fee higher or lower?

Because the change will be implemented prospectively, the future impact on management fees will depend on the fund's future performance relative to the proposed index.

When will the new performance adjustment index be fully implemented?

Comparisons to the proposed index would not be fully implemented until 36 months after shareholder approval. During this transition period, the fund's returns will be compared to a 36 month blended index return that reflects the performance of the old index, the MSCI EAFE Small Cap Index, for the portion of the performance period prior to the adoption of the new benchmark and the performance of MSCI ACWI ex U.S. Small Cap Index for the remainder of the period.

What is a performance adjustment and how does it affect the management fee?

Performance adjustments apply to many of Fidelity's equity funds' management fee. The adjustment depends on whether, and to what extent, a fund's performance over the most recent 36-month period exceeds, or is exceeded by, the record of its benchmark index over the same period. Thus, the adjustment ties fees to performance so that when a fund's performance beats its index's performance, the fund pays a higher management fee, and when a fund's performance trails its index's performance, the fund's management fee is reduced. We believe this makes sense for shareholders because it more closely aligns our economic interests with theirs.

Will increasing the fund's holdings in emerging markets increase the fund's volatility?

There is always the potential for volatility when investing in emerging markets, but we believe fund shareholders will benefit from the increased investment and diversification opportunities that will be available as a result of the change.

Who needs to approve the proposal? Do shareholders have to vote on the proposal?

The Board has approved submitting a proposal to shareholders to change the performance adjustment benchmark for the fund. The fund's shareholders will need to approve the change before it can take effect.

When would the benchmark change take effect?

If approved, we anticipate that the benchmark change will take effect on the first day of the month following the shareholder meeting, which is currently expected to occur March 18, 2014.

What if shareholders do not approve the change to the fund's performance adjustment index?

If shareholders do not approve the change, Fidelity will continue to manage the fund against the MSCI EAFE Small Cap Index.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F.King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your shareholder meeting (March 18, 2014), the meeting may be adjourned to permit further solicitation of proxy votes.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and nine "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is January 21, 2014.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-800-544-8544.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

  Confirm that your e-mail account is still active.
  Make sure that your e-mail inbox is not full (over its capacity).
  If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.
  Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of

Telephone Reminder Script

[Note to Representative: This script should be used for [insert name(s) of fund(s) that will be holding a meeting]. These fund(s) are scheduled to hold a shareholder meeting on [insert shareholder meeting date] [if meeting has been adjourned add: which has been adjourned to [insert date of rescheduled shareholder meeting]]. Participants that owned the fund(s) on [insert record date] are eligible to vote at this shareholder meeting.]

Scenario 1 - Proxy has been mailed to participants but we have not received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. Voting is easy. You can cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 2 - Proxy has been mailed to participants and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 3 - Scheduled shareholder meeting has been adjourned due to lack of participation and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•Did you know that the fund[´s/s'] shareholder meeting originally scheduled for [state date of original meeting] has been postponed to [state date of new shareholder meeting] due to lack of shareholder participation? Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation.

Form of

Internet Posting

Your Fund Needs Your Proxy Vote!

If you receive a proxy ballot for a mutual fund that you hold in your retirement account, please vote promptly.

You may have a fund in your [client: insert name of plan(s)] account that has requested your participation in a proxy vote. The fund must receive proxy votes from a majority of shareholders in order to hold a shareholder meeting. Without your vote, the meeting may have to be postponed, and you may continue to receive solicitations for your vote.

Please remember your vote is very important - whether you hold many shares or just a few. So if you receive a proxy request, please respond promptly.

Thank you.

Fidelity Investments Institutional Operations Company, Inc. 82 Devonshire St., Boston, MA 02109

387349